MML Growth Equity Fund – Letter to Shareholders

To Our Shareholders

John V. Murphy

“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 1, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the last tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MML Series Investment Fund. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added three new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), OTC 100 (Deutsche Asset Management/Bankers Trust Company), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you can be assured of access to top-flight investment management talent.

John V. Murphy
President
MML Series Investment Fund

MML Growth Equity Fund

What are the investment objectives and policies for the MML Growth Equity Fund?

The objective and policies of the Fund are to:

  seek long-term growth of capital and future income
  invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
  utilize a growth-oriented strategy in making investment decisions utilize fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

Absolute returns were modest but relative performance was strong. For the six months that ended June 30, 2000, the Fund’ s shares returned 3.69%, compared to the -0.42% return of the Standard & Poor’s 500 Index over the same period. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What enabled the Fund to beat the index during a period that included a dramatic market correction?

There were several reasons. First, we keep the Fund well diversified across companies and sectors, and we try to avoid very large positions in any individual holding. Spreading risk helps to cushion the Fund in down markets.

A second factor that helped was lightening the Fund’s technology holdings in the first quarter, before the major damage was done to stock prices. We cut back on some holdings because they had reached our price targets, while others rose to what we considered excessive valuations. Decreasing the Fund’s technology weighting helped considerably in view of the fact that the correction was concentrated in that sector, with the NASDAQ Composite Index retreating 37.3% from peak to trough, a plunge of bear market proportions.

Performance was also helped by the fact that we used the correction as an opportunity to add to our positions in high-quality technology companies at what we thought were bargain-basement prices. This decision paid off in the latter half of May and June because those shares rebounded nicely, with the NASDAQ cutting its losses by about half.

What caused the correction?

Higher interest rates were the main culprit. After raising short-term interest rates three times in the last 7 months of 1999, the Federal Reserve Board hiked rates three more times during the first six months of 2000. The Fed implemented 0.25% increases in February and March, while May saw an increase of 0.50%. Rising rates were prompted by a strong U.S. economy, which experienced 5.5% growth of gross domestic product in the first quarter and ongoing tightness in its labor markets. The Fed was also motivated by strengthening economies in Europe and Asia, as well as higher crude oil prices. Rising interest rates tend to have the most negative impact on stocks with high price-to-earnings ratios, which accounted for the dramatic pullback in technology shares.

What other changes occurred in the Fund’s holdings?

Higher interest rates tend to have a slowing effect on the economy, making it likely that we’ll see a slowdown in corporate earnings growth. We therefore added to the Fund’s holdings in two sectors, health care and business services that tend to be less sensitive to the general level of economic activity. In health care, we added to positions in pharmaceutical stocks such as Pharmacia and American Home Products. While pharmaceutical stocks have been hurt by political rhetoric about health care regulation, such rhetoric is common in the first half of the year—especially during presidential election season—and we felt that the favorable long-term outlook for those companies remained intact.

Business services companies offer services that enable larger companies to become more efficient by downsizing and outsourcing. In addition to having strong growth prospects, business services companies typically offer predictable earnings growth because much of their work comes from long-term contracts. Two examples from the Fund’s holdings are Computer Sciences, an information technology consulting firm, and ADP, considered by many to be the leader in payroll processing.
 (Continued)

What is your outlook?

There is little question in our minds that the Fed’s aggressive tightening of monetary policy will have some slowing effect on the U.S. economy. Thus, in the short term, technology stocks could be vulnerable since they depend on above-average earnings growth to propel their stock prices higher. In addition, with valuations still relatively high, investors are likely to be unforgiving of those companies that fail to meet their earnings estimates. On the positive side, spending for information technology is increasing all over the world and is estimated to reach 5% of gross domestic product in the United States this year. Both Europe and Asia will need to dramatically increase their spending to remain competitive with the United States, and a lot of that spending is likely to benefit many of the stocks already in the Fund’s portfolio—market leaders such as Cisco Systems, Nortel Networks, Corning, and Intel. Therefore, our long-term view of the technology sector, and the market in general, is quite favorable.

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Composite Index

MML Series Investment Fund
Total Return
			Since Inception
	Year to Date	One Year	Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	5/3/99 - 6/30/00

MML Growth Equity Fund	3.69%	26.67%	29.32%

S&P 500 Composite Index	-0.42%	7.25%	8.96%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

MML Growth Equity Fund
S & P 500 Composite Index
$15,000
14,000
13,000
12,000
11,000
10,000
9,000
5/3/99
6/99
9/99
12/99
3/00
6/00
$13,490 MML Growth Equity Fund
$11,053 S & P 500 Composite Index

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Growth Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:

Investments, at value (cost $43,394,596) (Note 2)	$46,932,484

Short-term investments, at amortized cost (Note 2)	6,330,196

Total investments	53,262,680
Receivables from:

Investments sold	653,688

Interest and dividends	19,733

Foreign taxes withheld	471

Investment adviser (Note 3)	4,582

Total assets	53,941,154

LIABILITIES:

Payables for:

Investments purchased	824,386

Securities on loan (Note 2)	3,566,638

Directors’ fees and expenses (Note 3)	648

Open forward foreign currency contracts (Note 2)	167

Affiliates (Note 3):

Investment management fees	31,778

Due to custodian	18,377

Accrued expenses and other liabilities	24,020

Total liabilities	4,466,014

NET ASSETS	$49,475,140

Net assets consist of:

Paid-in capital	$39,264,288

Undistributed net investment loss	(39,283)

Accumulated net realized gain on investments and foreign currency translations	6,712,569

Net unrealized appreciation on investments, foreign currency and other assets and liabilities	3,537,566

$49,475,140

Shares outstanding:	3,668,040

Net asset value, offering price and redemption price per share:	$ 13.49

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

STATEMENT OF OPERATIONS
For the Six months ended June 30, 2000 (Unaudited)

Investment income: (Note 2)

Dividends (net of withholding tax of $1,007)	$ 88,792

Interest (including securities lending income of $3,171)	75,677

Total investment income	164,469

Expenses: (Note 3)

Investment management fees (Note 3)	177,049

Custody fees	32,695

Audit and legal fees	10,752

Directors’ fees (Note 3)	8,128

Other expenses	3,276

Total expenses	231,900

Expenses reimbursed (Note 3)	(30,507)

Net expenses	201,393

Net investment loss	(36,924)

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investment transactions	5,875,679

Foreign currency transactions	(9,406)

Net realized gain	5,866,273

Net change in unrealized appreciation (depreciation) on:

Investments	(4,257,372)

Translation of assets and liabilities in foreign currencies	(314)

Net unrealized loss	(4,257,686)

Net realized and unrealized gain	1,608,587

Net increase in net assets resulting from operations	$1,571,663

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six months ended June 30, 2000 (Unaudited)	Period ended December 31, 1999*
Increase (decrease) in net assets:

Operations:

Net investment loss	$ (36,924)	$ (12,827)

Net realized gain on investment and foreign currency transactions	5,866,273	856,764

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(4,257,686)	7,795,252

Net increase in net assets resulting from operations	1,571,663	8,639,189

Net fund share transactions (Note 5)	8,416,871	30,847,417

Total increase in net assets	9,988,534	39,486,606

NET ASSETS:

Beginning of period	39,486,606	-

End of period (including undistributed net investment loss of $39,283 and $2,359, respectively)	$49,475,140	$39,486,606

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†

Net asset value: Beginning of period	$ 13.01		$ 10.00

Income (loss) from investment operations:

Net investment loss	(0.01)		(0.00	)***

Net realized and unrealized gain (loss) on investments	0.49		3.01

Total income (loss) from investment operations	0.48		3.01

Net asset value: End of period	$ 13.49		$ 13.01

Total Return @	3.69%	**	30.10%	**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$49,475		$39,487

Ratio of expenses to average daily net assets:

Before expense waiver	1.05%	*	0.77%	**

After expense waiver	0.91%	*	0.61%	**

Net investment loss to average daily net assets	(0.17%)	*	(0.04%)	**

Portfolio turnover rate	131%	**	106%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Net investment loss is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES - 94.9%

Apparel, Textiles & Shoes - 0.6%
Fast Retailing Company	700	$ 293,758

Banking, Savings & Loans - 3.1%
Citigroup, Inc.	8,860	533,815
Federal Home Loan Mortgage Corp.	10,000	405,000
Providian Financial Corp.	2,860	257,400
State Street Corp.	3,290	348,946

		1,545,161

Beverages - 1.9%
Anheuser-Busch Companies, Inc.	6,300	470,531
Coca-Cola Company, The	8,400	482,475

		953,006

Broadcasting, Publishing & Printing - 4.0%
Comcast Corp. Cl. A*	12,400	502,200
Infinity Broadasting Corp.*	6,400	233,200
UnitedGlobalCom, Inc. Cl. A*	2,200	102,850
Univision Communications, Inc.*	2,350	243,225
USA Networks, Inc.*	12,700	274,637
Viacom, Inc. Cl. B*	8,974	611,915

		1,968,027

Communications - 8.1%
American Tower Corp. Cl. A*	12,200	508,587
China Unicom Limited*†	150	3,187
Ericsson (LM ) CL. B	4,000	79,583
Global Crossing Ltd.*	18,800	494,675
Juniper Networks, Inc.*	600	87,337
Nextel Communications, Inc. Cl. A*	4,700	287,581
Nortel Networks Corporation	19,340	1,319,955
NTL Incorporated*	5,625	336,797
Tellabs, Inc.*	3,600	246,375
Vodafone AirTouch PLC	161,423	652,488

		4,016,565

Computer Integrated Systems Design - 3.3%
Cabletron Systems*	4,000	101,000
Cadence Design Systems, Inc.*	17,000	346,375
Computer Sciences Corp.*	8,180	610,944
Sun Microsystems, Inc.*	6,200	563,812

		1,622,131

	Number of Shares	Market Value

Computer Programming Services - 2.3%
Mercury Interactive Corp.*	1,300	$ 125,775
VeriSign, Inc.*	5,732	1,011,698

		1,137,473

Computers & Information - 7.6%
Cisco Systems, Inc.*	22,860	1,453,039
Compaq Computer Corp.	6,300	161,044
Comverse Technology, Inc.*	3,600	334,800
Dell Computer Corp.*	13,600	670,650
EMC Corp.*	9,060	697,054
Foundry Networks, Inc.*	500	55,000
Seagate Technology, Inc.*	7,500	412,500

		3,784,087

Data Processing and Preparation - 2.6%
Automatic Data Processing, Inc.	11,900	637,394
The BISYS Group, Inc.*	3,000	184,500
First Data Corp.	7,770	385,586
Fiserv, Inc.*	1,400	60,550

		1,268,030

Electric Utilities - 1.8%
AES Corp.*	19,680	897,900

Electrical Equipment & Electronics - 12.5%
Altera Corp.*	2,500	254,844
Analog Devices, Inc.*	2,940	223,440
Atmel Corp.*	3,260	120,212
Capstone Turbine Corporation*	50	2,253
Emerson Electric Co.	3,500	211,312
Flextronics International Ltd.*	7,864	540,159
General Electric Company	17,360	920,080
Intel Corp.	9,150	1,223,241
LSI Logic Corp.*	8,480	458,980
Micron Technology, Inc.*	14,500	1,276,906
Motorola, Inc.	8,212	238,661
National Semiconductor Corp.*	7,110	403,492
PE Corp.-PE Biosystems Group	4,800	316,200
Stratos Lightwave, Inc.*	50	1,394

		6,191,174

Energy - 5.0%
Apache Corporation	1,200	70,575
Coastal Corp.	5,200	316,550
Dynegy, Inc.	2,100	143,456
Enron Corp.	1,600	103,200
Global Marine, Inc.*	8,400	236,775

	Number of Shares	Market Value

Energy (Continued)
Halliburton Co.	8,000	$ 377,500
Noble Drilling Corp.*	5,820	239,711
Royal Dutch Petroleum Company	9,900	617,802
Transocean Sedco Forex, Inc.	6,800	363,375

		2,468,944

Entertainment & Leisure - 1.5%
AT&T-Liberty Media Group*	13,940	338,045
Time Warner, Inc.	5,200	395,200

		733,245

Financial Services - 1.0%
American Express Company	2,820	146,992
Associates First Capital Corp. Cl. A	10,500	234,281
HSBC Holdings PLC	10,100	115,519

		496,792

Foods - 2.2%
The Kroger Co.*	9,500	209,594
Safeway, Inc.*	19,260	869,107

		1,078,701

Healthcare - 1.5%
Bristol-Myers Squibb Company	8,400	489,300
The Healthcare Company	8,300	252,112

		741,412

Household Products - 2.3%
The Clorox Company	2,800	125,475
Corning, Incorporated	3,700	998,537

		1,124,012

Industrial—Diversified - 2.4%
Tyco International Ltd.	25,240	1,195,745

Insurance - 3.9%
American International Group, Inc.	6,775	796,062
AXA Financial, Inc.	11,000	374,000
The Hartford Financial Services Group, Inc.	9,300	520,219
Marsh & McLennan Companies, Inc.	2,400	250,650

		1,940,931

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

Internet Content - 0.1%
BEA Systems, Inc.*	1,500	$ 74,156

Internet Software - 0.1%
Vignette Corp.*	600	31,209

Machinery & Components - 2.2%
Applied Materials, Inc.*	1,300	117,812
Baker Hughes, Inc.	14,100	451,200
Deere & Co.	5,700	210,900
Lam Research Corp.*	8,500	318,750

		1,098,662

Medical Supplies - 1.7%
Bausch & Lomb, Inc.	3,970	307,179
Waters Corp.*	4,130	515,476

		822,655

Pharmaceuticals - 7.4%
Abbott Laboratories	14,400	641,700
Alza Corp.*	2,100	124,163
American Home Products Corporation	14,870	873,613
Genzyme Corporation*	900	53,494
Pfizer, Inc.	20,092	964,416
Pharmacia Corp.	15,821	817,748
Sepracor, Inc.*	1,400	168,875

		3,644,009

Prepackaged Software - 8.4%
Art Technology Group, Inc.*	500	50,469
BMC Software, Inc.*	7,600	277,281
Check Point Software Tech*	1,900	402,325
Commerce One, Inc.*	1,100	49,913
Computer Associates Internationational, Inc.	9,030	462,223
E. Piphany, Inc.*	1,000	107,188
I2 Technologies, Inc.*	200	20,853
Microsoft Corp.*	18,700	1,496,000
Oracle Corporation*	7,700	647,281
Rational Software Corp.*	4,900	455,394
Siebel Systems, Inc.*	1,060	173,376
Veritas Software Corp.*	200	22,603

		4,164,906

Retail - 2.4%
CVS Corporation	16,780	671,200
Office Depot, Inc.*	4,520	28,250

	Number of Shares	Market Value

Retail (Continued)
RadioShack Corporation	7,600	$ 360,050
Wal-Mart Stores, Inc.	1,900	109,488

		1,168,988

Telephone Utilities - 4.7%
Alltel Corp.	2,100	130,069
Amdocs Ltd.*	2,425	186,119
Metromedia Fiber Network, Inc.*	14,200	563,563
Nextlink Communications*	6,900	261,769
Sprint Corp. (PCS Group)*	11,000	654,500
VoiceStream Wireless Corporation*	1,000	116,297
Worldcom, Inc.*	8,700	399,113

		2,311,430

Tobacco - 0.3%
Philip Morris Companies, Inc.	6,000	159,375

TOTAL EQUITIES (Cost $43,394,596)		46,932,484

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS - 12.8%
Cash Equivalents - 7.2%
Bank of America Bank Note** 6.670% 03/22/2001	$ 76,413	$ 76,413
Bank of Montreal Bank Note** 6.630% 08/16/2000	127,354	127,354
Bank of Nova Scotia Eurodollar Time Deposit** 7.000% 07/03/2000	152,826	152,826
Credit Agricole Bank Eurodollar Time Deposit** 6.750% 07/06/2000	509,421	509,421
Credit Agricole Bank Eurodollar Time Deposit** 6.750% 07/07/2000	76,414	76,414
Den Danske Bank Eurodollar Time Deposit** 6.810% 07/05/2000	280,181	280,181
First Union Bank Note** 6.900% 05/09/2001	76,413	76,413
Fleet National Bank Eurodollar Time Deposit** 7.260% 10/31/2000	474,455	474,455

	Principal Amount	Market Value

Cash Equivalents (Continued)
HypoVereinsbank Eurodollar Time Deposit** 6.750% 07/05/2000	$ 636,776	$ 636,776
Merrimac Money Market Fund** 6.440% 07/03/2000	799,790	799,790
Morgan Stanley Dean Witter & Co.** 6.910% 11/22/2000	50,943	50,943
Paribas Bank Eurodollar Time Deposit** 6.750% 07/05/2000	305,652	305,652

		3,566,638

Repurchase Agreement - 5.6%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)	2,763,558	2,763,558

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		6,330,196

TOTAL INVESTMENTS - 107.7%
(Cost $49,724,792)***		$ 53,262,680

Other Assets/ (Liabilities) - (7.7%)		(3,787,540)

NET ASSETS - 100.0%		$ 49,475,140

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.
(a)
Maturity value of $2,764,946. Collateralized by U.S. Government Agency obligation with a rate of 7.161%, maturity date of 10/01/2023, and aggregate market value, including accrued interest, of $2,902,007.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund

MML Growth Equity Fund (the “Fund”), which commenced operations on May 3, 1999, is a diversified series of the MML Series Investment Fund (“MML Trust”), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MML Trust, which has eleven separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended.

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“ Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amounts actually received.

Securities Lending
The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2000, the Fund loaned securities having a market value of $3,460,428, collateralized cash in the amount of $3,566,638, which was invested in short-term instruments.

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Notes to Financial Statements (Continued)

The following forward foreign currency contracts were open as of June 30, 2000:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY
07/03/00	Euro	32,821	$31,256	$31,463	$207
SELL
07/06/00	British Pound	25,120	$38,132	$38,032	$100
SELL
07/06/00	Swedish Krona	501,880	$56,748	$57,222	$(474)

Forward Commitments
The Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2000, the Fund had no open forward commitments.

Financial Futures Contracts
The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At June 30, 2000, the Fund had no open financial futures contracts.

3. Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services as needed by the Fund. For acting as such, MassMutual receives a fee from the Fund at the annual rate, payable monthly, of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75% of the next $300,000,000, 0.72% of the next $600,000,000 and 0.65% of assets over $1.5 billion, of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with Massachusetts Financial Services Company (“MFS”) pursuant to which MFS serves as the Fund’s sub-adviser, providing day-to-day management of the Fund’s investments. MassMutual pays MFS a monthly fee based upon the aggregate net assets under management at the annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and 0.25% of assets over $1.5 billion.

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

Purchases
Equities	$64,233,928
Sales
Equities	$54,749,966

5. Capital Share Transactions	The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the Fund is as follows:

For the Six months ended June 30, 2000
Shares
Sales of shares	691,513
Redemptions of shares	(59,078)

Net increase	632,435

Amount
Sales of shares	$9,196,219
Redemptions of shares	(779,348)

Net increase	$8,416,871

Notes to Financial Statements (Continued)

For the Period May 3, 1999 (commencement of operations) through December 31, 1999
Shares
Sales of shares	3,084,916
Redemptions of shares	(49,311)

Net increase	3,035,605

Amount

Sales of shares	$31,389,266
Redemptions of shares	(541,849)

Net increase	$30,847,417

6. Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
$49,724,792	$4,954,390	$1,416,824	$3,537,566

The Fund has elected to defer to January 1, 2000 post-October currency losses of $2,359.